Loans to and Investments in Associated Companies	12 Months Ended
Nov. 30, 2021
Equity Method Investments and Joint Ventures [Abstract]
Loans to and Investments in Associated Companies	Loans to and Investments in Associated Companies
A summary of Loans to and investments in associated companies accounted for under the equity method of accounting during the years ended November 30, 2021, 2020 and 2019 is as follows (in thousands):

	Loans to and investments in associated companies as of November 30, 2020	Income (losses) related to associated companies	Other income (losses) related to associated companies (1)	Contributions to (distributions from) associated companies, net	Other, including foreign exchange and unrealized gains (losses)	Loans to and investments in associated companies as of November 30, 2021

Jefferies Finance	$693,201	$—	$74,626	$8,335	$—	$776,162
Berkadia	301,152	—	130,641	(58,007)	(369)	373,417
FXCM (2)	73,920	(30,011)	—	5,000	77	48,986
Linkem (3)	198,991	(55,262)	—	(9,226)	(725)	133,778
Real estate associated companies (4)	168,678	(6,177)	—	(39,781)	—	122,720
Golden Queen (3) (5)	80,756	(7,054)	—	(167)	—	73,535
Other	169,865	4,085	45,642	(2,398)	(2)	217,192
Total	$1,686,563	$(94,419)	$250,909	$(96,244)	$(1,019)	$1,745,790

	Loans to and investments in associated companies as of November 30, 2019	Income (losses) related to associated companies	Other income (losses) related to associated companies (1)	Contributions to (distributions from) associated companies, net	Other, including foreign exchange and unrealized gains (losses)	Loans to and investments in associated companies as of November 30, 2020

Jefferies Finance	$673,867	$—	$(54,256)	$73,590	$—	$693,201
Berkadia	268,949	—	68,902	(37,130)	431	301,152
FXCM (2)	70,223	3,604	—	—	93	73,920
Linkem (3)	194,847	(28,662)	—	34,955	(2,149)	198,991
Real estate associated companies (4) (6)	255,309	(46,050)	—	(40,581)	—	168,678
Golden Queen (3) (5)	78,196	(50)	—	2,610	—	80,756
Other	111,566	(4,325)	9,288	44,101	9,235	169,865
Total	$1,652,957	$(75,483)	$23,934	$77,545	$7,610	$1,686,563

	Loans to and investments in associated companies as of November 30, 2018	Income (losses) related to associated companies	Other income (losses) related to associated companies (1)	Contributions to (distributions from) associated companies, net	Other, including foreign exchange and unrealized gains (losses)	Loans to and investments in associated companies as of November 30, 2019

Jefferies Finance	$728,560	$—	$(1,286)	$(53,407)	$—	$673,867
Berkadia	245,228	—	88,174	(65,045)	592	268,949
National Beef (7)	653,630	232,042	—	(300,248)	(585,424)	—
FXCM (2)	75,031	(8,212)	—	3,500	(96)	70,223
Linkem	165,157	(27,956)	—	66,996	(9,350)	194,847
HomeFed (4)	337,542	7,902	—	—	(345,444)	—
Real estate associated companies (4)	87,074	(353)	—	(29,685)	198,273	255,309
Golden Queen (5)	63,956	6,740	—	7,500	—	78,196
Other	61,154	(7,168)	(1,719)	58,432	867	111,566
Total	$2,417,332	$202,995	$85,169	$(311,957)	$(740,582)	$1,652,957

(1)Primarily related to Jefferies Group and classified in Other revenues.
(2)As further described in Note 4, our investment in FXCM includes both our equity method investment in FXCM and our term loan with FXCM. Our equity method investment is included in Loans to and investments in associated companies and our term loan is included in Financial instruments owned, at fair value in the Consolidated Statements of Financial Condition.
(3)Loans to and investments in associated companies include loans and debt securities aggregating $15.3 million at November 30, 2021 related to Golden Queen Mining Company, LLC ("Golden Queen") and $104.1 million at November 30, 2020 related to Linkem and Golden Queen. In the fourth quarter of 2021, our shareholder loans to Linkem were converted into newly issued redeemable preferred stock of Linkem.
(4)During the third quarter of 2019, we completed a merger with HomeFed by which we acquired the remaining common stock of HomeFed. From July 1, 2019, the results of HomeFed are reflected on a consolidated basis. From July 1, 2019, HomeFed's equity method investments are included in Real estate associated companies.
(5)At November 30, 2021, 2020 and 2019, the balance reflects $13.5 million, $15.2 million and $15.7 million, respectively, related to a noncontrolling interest.
(6)Income (loss) related to Real estate associated companies for the year ended November 30, 2020 includes a non-cash charge of $6.9 million to fully write off the value of HomeFed's interest in the Brooklyn Renaissance Plaza hotel due to the significant impact of the global novel coronavirus ("COVID-19") during the second quarter of 2020 and a non-cash charge of $55.6 million to fully write off the value of HomeFed's RedSky JZ Fulton Mall joint venture investment related to a softening of the Brooklyn real estate market.
(7)On November 29, 2019, we sold our 31% equity interest in National Beef to Marfrig and other shareholders.

Jefferies Finance

Through Jefferies Group, we own 50% of Jefferies Finance, a joint venture entity pursuant to an agreement with MassMutual. Jefferies Finance is a commercial finance company that structures, underwrites and syndicates primarily senior secured loans to corporate borrowers; and manages proprietary and third-party investments for both broadly syndicated and direct lending loans. Jefferies Finance conducts its operations primarily through two business lines, Leveraged Finance Arrangement and Portfolio and Asset Management. Loans are originated primarily through Jefferies Group's investment banking efforts and Jefferies Finance typically syndicates to third-party investors substantially all of its arranged volume through Jefferies Group. The Portfolio and Asset Management business lines, collectively referred to as Jefferies Credit Partners, manages a broad portfolio of assets under management comprised of portions of loans it has arranged, as well as loan positions that it has purchased in the primary and secondary markets. Jefferies Credit Partners is comprised of three registered Investment Advisors: Jefferies Finance, Apex Credit Partners LLC and JFIN Asset Management LLC, which serve as a private credit platform managing proprietary and third-party capital across commingled funds, separately managed accounts and CLOs.

At November 30, 2021, Jefferies Group and MassMutual each had equity commitments to Jefferies Finance of $750.0 million. The equity commitment is reduced quarterly based on Jefferies Group's share of any undistributed earnings from Jefferies Finance and the commitment is increased only to the extent the share of such earnings are distributed. At November 30, 2021,
Jefferies Group's remaining commitment to Jefferies Finance was $42.6 million. The investment commitment is scheduled to expire on March 1, 2022 with automatic one year extensions absent a 60-day termination notice by either party.
Jefferies Finance has executed a Secured Revolving Credit Facility with Jefferies Group and MassMutual, to be funded equally, to support loan underwritings by Jefferies Finance, which bears interest based on the interest rates of the related Jefferies Finance underwritten loans and is secured by the underlying loans funded by the proceeds of the facility. The total Secured Revolving Credit Facility is a committed amount of $500.0 million at November 30, 2021. Advances are shared equally between Jefferies Group and MassMutual. The facility is scheduled to mature on March 1, 2022 with automatic one year extensions absent a 60-day termination notice by either party. At November 30, 2021, Jefferies Group had funded $0.0 million of its $250.0 million commitment. Jefferies Group recognized interest income and unfunded commitment fees related to the facility of $2.7 million, $3.5 million and $1.3 million during the years ended November 30, 2021, 2020 and 2019, respectively.
The following summarizes activity related to our other transactions with Jefferies Finance (in millions):

	Year Ended November 30,
	2021	2020	2019

Origination and syndication fee revenues (1)	$410.5	$198.1	$176.3
Origination fee expenses (1)	66.8	27.3	27.6
CLO placement fee revenues (2)	5.7	1.7	6.0
Underwriting fees (3)	2.5	1.7	3.9
Service fees (4)	85.1	65.1	60.8
(1)    Jefferies Group engages in the origination and syndication of loans underwritten by Jefferies Finance. In connection with such services, Jefferies Group earned fees, which are recognized in Investment banking revenues in the Consolidated Statements of Operations. In addition, Jefferies Group paid fees to Jefferies Finance in respect of certain loans originated by Jefferies Finance, which are recognized in Selling, general and other expenses in the Consolidated Statements of Operations.
(2)    Jefferies Group acts as a placement agent for CLOs managed by Jefferies Finance, for which Jefferies Group recognized fees, which are included in Investment banking revenues in the Consolidated Statements of Operations. At November 30, 2021 and 2020, Jefferies Group held securities issued by CLOs managed by Jefferies Finance, which are included in Financial instruments owned, at fair value.
(3)    Jefferies Group acted as underwriter in connection with term loans issued by Jefferies Finance.
(4)    Under a service agreement, Jefferies Group charges Jefferies Finance for services provided.

In connection with non-U.S. dollar loans originated by Jefferies Finance to borrowers who are investment banking clients of Jefferies Group, Jefferies Group has entered into an agreement to indemnify Jefferies Finance with respect to any foreign currency exposure.
At November 30, 2021 and 2020, we had receivables from Jefferies Finance, included in Other assets in the Consolidated Statements of Financial Condition of $26.2 million and $24.2 million, respectively. At November 30, 2021 and 2020, we had payables to Jefferies Finance, related to cash deposited with Jefferies Group, included in Payables, expense accruals and other liabilities in the Consolidated Statements of Financial Condition of $8.5 million and $13.7 million, respectively.
In, 2019, Jefferies Group had a promissory note with Jefferies Finance with a principal amount of $1.0 billion, the proceeds of which were used in connection with Jefferies Group's investment banking loan syndication activities. Interest paid on the note of $3.8 million is included in Interest expense of Jefferies Group within the Consolidated Statement of Operations during the year ended November 30, 2019.
Berkadia
Berkadia is a commercial mortgage banking and servicing joint venture that was formed in 2009 with Berkshire Hathaway Inc. We and Berkshire Hathaway each contributed $217.2 million of equity capital to the joint venture and each have a 50% membership interest in Berkadia. We are entitled to receive 45% of the profits. Berkadia originates commercial/multifamily real estate loans that are sold to U.S. government agencies or other investors. Berkadia also is an investment sales advisor focused on the multifamily industry. Berkadia is a servicer of commercial real estate loans in the U.S., performing primary, master and special servicing functions for U.S. government agency programs, commercial mortgage-backed securities transactions, banks, insurance companies and other financial institutions.
Berkadia uses all of the proceeds from the commercial paper sales of an affiliate of Berkadia to fund new mortgage loans, servicer advances, investments and other working capital requirements. Repayment of the commercial paper is supported by a $1.5 billion surety policy issued by a Berkshire Hathaway insurance subsidiary and corporate guaranty, and we have agreed to reimburse Berkshire Hathaway for one-half of any losses incurred thereunder. As of November 30, 2021, the aggregate amount of commercial paper outstanding was $1.47 billion.
National Beef

National Beef processes and markets fresh and chilled boxed beef, ground beef, beef by-products, consumer-ready beef and pork, and wet blue leather for domestic and international markets. On November 29, 2019, we sold our 31% equity interest in National Beef to Marfrig and other shareholders. We received a total of $970.0 million in cash, including $790.6 million of proceeds and $179.4 million from final distributions from National Beef around the time of the sale. The pre-tax gain recognized as a result of this transaction, $205.0 million for the year ended November 30, 2019, is classified as Other revenue. As of November 30, 2019, we no longer hold an equity interest in National Beef.

FXCM

As discussed more fully in Note 4, at November 30, 2021, we have a 50% voting interest in FXCM and a senior secured term loan to FXCM due February 15, 2022. On September 1, 2016, we gained the ability to significantly influence FXCM through our seats on the board of directors. As a result, we classify our equity investment in FXCM in the Consolidated Statements of Financial Condition as Loans to and investments in associated companies. Our term loan remains classified within Financial instruments owned, at fair value. We account for our equity interest in FXCM on a one month lag. We are amortizing our basis difference between the estimated fair value and the underlying book value of FXCM customer relationships, technology and tradename over their respective useful lives (weighted average life of 11 years).

FXCM is considered a VIE and our term loan and equity interest are variable interests. We have determined that we are not the primary beneficiary of FXCM because we do not have the power to direct the activities that most significantly impact FXCM's performance. Therefore, we do not consolidate FXCM.
Linkem
We own approximately 42% of the common shares of Linkem, the largest fixed wireless broadband services provider in Italy. In addition, we own convertible preferred stock, which is automatically convertible to common shares in 2026, redeemable preferred stock with a redemption value of $107.6 million at November 30, 2021 and warrants. If all of our convertible preferred stock was converted and warrants were exercised, it would increase our ownership to approximately 56% of Linkem's common equity at November 30, 2021. We have approximately 48% of the total voting securities of Linkem. We account for our equity interest in Linkem on a two month lag.
HomeFed
HomeFed develops and owns residential and mixed-use real estate properties. Through June 30, 2019, we owned an approximate 70% equity interest of HomeFed's outstanding common shares; however, we had contractually agreed to limit our voting rights such that we would not be able to vote more than 45% of HomeFed's total voting securities voting on any matter, assuming all HomeFed shares not owned by us were voted. Since we did not control HomeFed, our investment in HomeFed was accounted for under the equity method as an investment in an associated company. We accounted for our equity interest in HomeFed on a two month lag.
On July 1, 2019, we completed a merger with HomeFed by which we acquired the remaining common stock of HomeFed. During the year ended November 30, 2019, we recognized a $72.1 million non-cash pre-tax gain in Other revenues on the remeasurement of our prior 70% interest in HomeFed to fair value. From July 1, 2019, the results of HomeFed are reflected on a consolidated basis. In connection with the merger, HomeFed stockholders received two shares of our common stock for each share of HomeFed common stock. A total of 9.3 million shares were issued.
Real Estate Associated Companies
Real estate equity method investments primarily consist of HomeFed's interests in Brooklyn Renaissance Plaza and Hotel and 54 Madison. These equity interests are accounted for on a two month lag.

Brooklyn Renaissance Plaza is comprised of a hotel operated by Marriott, an office building complex and a parking garage located in Brooklyn, New York. HomeFed owns a 25.8% equity interest in the hotel and a 61.25% equity interest in the office building and garage. Although HomeFed has a majority interest in the office building and garage, it does not have control, but only has the ability to exercise significant influence on this investment. As such, HomeFed accounts for the office building and garage under the equity method of accounting. We are amortizing our basis difference between the estimated fair value and the underlying book value of Brooklyn Renaissance office building and garage over the respective useful lives (weighted average life of 39 years). Due to the significant impact of COVID-19 during the second quarter of 2020, HomeFed recorded an impairment charge of $6.9 million within Income (loss) related to associated companies during the year ended November 30, 2020, which represented all of its carrying value in the Brooklyn Renaissance Plaza hotel.

We own approximately 48.1% of 54 Madison, a fund that seeks long-term capital appreciation through investment in real estate development and similar projects. 54 Madison invests both in projects which they consolidate and projects where they have significant influence and utilize the equity method of accounting. Based on total committed capital of the 54 Madison fund, all projects of this fund have already been identified and launched.
Golden Queen Mining Company
Since 2014, we invested $93.0 million, net in cash in a limited liability company (Gauss LLC) to partner with the Clay family and Golden Queen Mining Co. Ltd., to jointly fund, develop and operate the Soledad Mountain gold and silver mine project. Previously 100% owned by Golden Queen Mining Co. Ltd., the project is a fully-permitted, open pit, heap leach gold and silver project located in Kern County, California, which commenced gold and silver production in March 2016. In exchange for a noncontrolling ownership interest in Gauss LLC, the Clay family contributed $34.5 million, net in cash. Gauss LLC invested both our and the Clay family's net contributions totaling $127.5 million to the joint venture, Golden Queen, in exchange for a 50% ownership interest. Golden Queen Mining Co. Ltd. contributed the Soledad Mountain project to the joint venture in exchange for the other 50% interest. We account for our interest in Golden Queen on a two month lag.
As a result of our consolidating Gauss LLC, our Loans to and investments in associated companies reflects Gauss LLC's net investment of $127.5 million in the joint venture, which includes both the amount we contributed and the amount contributed by the Clay family.
Other
The following table provides summarized data for our equity method investments as of November 30, 2021 and 2020 and for the years ended November 30, 2021, 2020 and 2019 (in thousands):

	November 30,
	2021	2020

Assets	$16,568,239	$15,314,204
Liabilities	12,368,680	11,929,100
Noncontrolling interests	702,762	254,392

	Year Ended November 30,
	2021	2020	2019

Revenues	$3,529,405	$2,930,308	$10,589,489
Income from continuing operations before extraordinary items	876,910	73,715	732,575
Net income	890,861	68,846	749,649
The Company's income (loss) related to associated companies	150,357	(41,814)	248,693
Except for our investment in Berkadia and Jefferies Finance, we have not provided any guarantees, nor are we contingently liable for any of the liabilities reflected in the above table. All such liabilities are non-recourse to us. Our exposure to adverse events at the investee companies is limited to the book value of our investment. See Note 22 for further discussion of these guarantees.
Included in consolidated retained earnings at November 30, 2021 is approximately $218.3 million of undistributed earnings of the associated companies accounted for under the equity method of accounting.